Secured Note Liability	9 Months Ended
Sep. 30, 2022
Secured Note Liability [Abstract]
Secured note liability
12.	Secured note liability

On February 25, 2022, the Company, through its wholly-owned subsidiary, KSM Mining ULC (“KSMCo”) signed a definitive agreement to sell a secured note (“secured note”) that is to be exchanged at maturity for a silver royalty on its 100% owned KSM Project (“KSM”) to institutional investors (“Investors”) for US$225 million. The transaction closed on March 24, 2022. The key terms of the secured note include:

●	When the secured note matures, the Investors will use all of the principal amount repaid on maturity to purchase a 60% gross silver royalty (the “Silver Royalty”) maturity occurs upon the first to occur of:

a)	Commercial production being achieved at KSM; and

b)	Either the 10-year anniversary, or if the Environmental Assessment Certificate (“EAC”) expires and the Investors do not exercise their right to put the secured note to the Company, the 13-year anniversary of the issue date of the secured note.

●	Prior to its maturity, the secured note bears interest at 6.5% per annum, payable quarterly in arrears. The Company can elect to satisfy interest payments in cash or by delivering common shares.

●	The Company has the option to buyback 50% of the Silver Royalty, once exchanged on or before 3 years after commercial production has been achieved, for an amount that provides the Investors a minimum guaranteed annualized return.

●	If project financing to develop, construct and place KSM into commercial production is not in place by the fifth anniversary from closing, the Investors can put the secured note back to the Company for US$232.5 million, with the Company able to satisfy such amount in cash or by delivering common shares at its option. This right expires once such project financing is in place. If the Investors exercise this put right, the Investors’ right to purchase the Silver Royalty terminates.

●	If KSM’s EAC expires at anytime while the secured note is outstanding, the Investors can put the secured note back to the Company for US$247.5 million at any time over the following nine months, with the Company able to satisfy such amount in cash or by delivering common shares at its option. If the Investors exercise this put right, the Investors’ right to purchase the Silver Royalty terminates.

●	If commercial production is not achieved at KSM prior to the tenth anniversary from closing, the Silver Royalty payable to the Investors will increase to a 75% gross silver royalty (if the EAC expires during the term of the secured note and the corresponding put right is not exercised by the Investors, this uplift will occur at the thirteenth anniversary from closing).

●	No amount payable shall be paid in common shares if, after the payment, any of the Investors would own more than 9.9% of the Company’s outstanding shares.

●	The Company’s obligations under the secured note are secured by a charge over all of the assets of KSMCo and a limited recourse guarantee from the Company secured by a pledge of the shares of KSMCo.

A number of the above noted options within the agreement represent embedded derivatives. Management has elected to not separate these embedded derivatives from the underlying host secured note, and instead account for the entire secured note as a financial liability at fair value through profit or loss.

The Company entered into the loan commitment within the scope of IFRS 9 ‘Financial Instruments’ on February 25, 2022 related to the secured note, as at that date, the Company and the Investors were committed under pre-specified terms and conditions to complete the transaction. The loan commitment was initially recognized at a fair value of US $225 million. Upon funding of the secured note on March 24, 2022, the loan commitment was settled with no gain or loss recognized.

The secured note was recognized at its estimated fair value at initial recognition of $282.3 million (US $225 million) using a Monte Carlo simulation model. This incorporated several scenarios and probabilities of the EAC expiring, achieving commercial production and securing project financing, forecasted silver prices and the discount rates. At September 30, 2022, the fair value of the secured note decreased, and the Company recorded an $82.3 million gain on the remeasurement. The decrease in fair value was primarily due to the increase in discount rates and updated forecast production schedule. The fair value of the secured note was estimated using Level 3 inputs and is most sensitive to changes in discount rates, future silver prices, and forecasted silver production.

Significant inputs and assumptions into this model are summarized in the following table.

Inputs and Assumption	March 24, 2022	September 30, 2022
Weighted Average Life [1]	23.5 years	44.7 years
Risk-free rate	2.5%	3.2%
Credit spread	5.2%	6.4%
Volatility	60%	60%
Silver royalty discount factor	7.1%	8.6%

1)	Weighted average life reflects the revised silver forecast production schedule contained in the recently filed KSM updated Preliminary Feasibility Study (PFS) and Preliminary Economic Assessment (PEA) for the KSM project.

The carrying amount for the secured note is as follows:

($000s)	Secured Note
Fair value at inception	282,263
Add (deduct):
Unrealized change in fair value	(82,337)
Foreign currency translation loss	20,734
Carrying value and fair value on September 30, 2022	220,660

Sensitivity Analysis:

For the fair value of the secured note, reasonably possible changes at the reporting date to one of the significant inputs, holding other inputs constant, would have the following effects:

Key Inputs	Inter-relationship between significant inputs and fair value measurement	Increase (decrease) (millions)
Key observable inputs	The estimated fair value would increase (decrease) if:
● Silver price forward curve	● Future silver prices were 10% higher	$15.0
	● Future silver prices were 10% lower	$(8.8)
● Discount rates (7.9% - 9.2%)	● Discount rates were 1% higher	$(17.0)
	● Discount rates were 1% lower	$19.6
Key unobservable inputs
● Forecasted silver production	● Silver production indicated silver ounces were 10% higher	$7.9
	● Silver production indicated silver ounces were 10% lower	$(7.4)

The fair value of the secured note has been calculated using a Monte Carlo simulation model.